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                                                                  EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File nos. 333-87516, 333-82252, 333-72518, 333-57672,
333-40456, 333-31484, 333-78087, 333-51945, 333-40645 and 333-38363) and on Form
S-3 (No. 333-36170) of Concord Communications, Inc. of our report dated January 15, 2003 relating to the financial statements, which appears in this Form 10-K.

                                                  /s/ PricewaterhouseCoopers LLP
                                                  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 18, 2003